UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2016

GORES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Wilshire Blvd. Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The disclosure set forth below in Item 2.03 of this Current Report on Form 8-K regarding the unsecured promissory note, dated July 27, 2016 (the “Note”), issued by Gores Holdings, Inc. (the “Company”) to the Company’s sponsor, Gores Sponsor LLC (the “Sponsor”), is incorporated by reference herein and is qualified in its entirety by reference to the Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 27, 2016, the Sponsor loaned the Company $500,000 pursuant to the Note issued by the Company to the Sponsor. The Note is unsecured, non-interest bearing and matures on the earlier of: (i) December 31, 2016 or (ii) the date on which the Company consummates its proposed acquisition of the Hostess Brands business (the “Proposed Business Combination”) pursuant to that certain Master Transaction Agreement, dated as of July 5, 2016, entered into by the Company and the other parties thereto (the “Master Transaction Agreement”). Funds held in the Company’s trust account established in connection with its initial public offering will not be used to repay any amounts outstanding under the Note if the Company does not complete an initial business combination by August 19, 2017.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the Note is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The disclosure set forth in this Section 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Legend Information

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the Proposed Business Combination, the Company intends to file a proxy statement with the Securities and Exchange Commission (“SEC”). The definitive proxy statement and other relevant documents will be sent or given to the stockholders of the Company and will contain important information about the Proposed Business Combination and related matters. The Company stockholders and other interested persons are advised to read, when available, the proxy statement in connection with the Company’s solicitation of proxies for the meeting of stockholders to be held to approve the Proposed Business Combination because the proxy statement will contain important information about the Proposed Business Combination. When available, the definitive proxy statement will be mailed to the Company stockholders as of a record date to be established for voting on the Proposed Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Gores Holdings, Inc., 9800 Wilshire Blvd., Beverly Hills, California 90212, email: jchou@gores.com, Attn: Jennifer Kwon Chou.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company stockholders in connection with the Proposed Business Combination. The Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 16, 2016. Information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of proxies to the Company stockholders in connection with the Proposed Business Combination will be set forth in the proxy statement for the Proposed Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement that the Company intends to file with the SEC.

Forward Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Master Transaction Agreement and the Proposed Business Combination ; (ii) the inability to complete the Proposed Business Combination due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Master Transaction Agreement; and (iii) other risks and uncertainties indicated from time to time in the final prospectus of the Company, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Exhibits

(d)	Exhibits

Exhibit Number	Exhibit

10.1	Promissory Note, dated July 27, 2016, issued by Gores Holdings, Inc. to Gores Sponsor LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Holdings, Inc.

Date: July 28, 2016	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Promissory Note, dated July 27, 2016, issued by Gores Holdings, Inc. to Gores Sponsor LLC.